Exhibit 99.1

Contact:

Dan Madden

VP Finance & Investor Relations

+1-408-428-7929

dmadden@symmetricom.com

Symmetricom Reports Second Quarter

Fiscal Year 2010 Financial Results

Year over Year Increase in Revenues, Earnings and Free Cash Flow

•	Net revenue from continuing operations of $56.9 million, up 19% over prior year period

•	Net earnings from continuing operations of $1.9 million, or $0.04 per share

•	Non-GAAP earnings from continuing operations of $4.3 million, or $0.10 per share

•	Free cash flow of $2.6 million

SAN JOSE, Calif. — February 3, 2009 — Symmetricom, Inc. (NASDAQ:SYMM), a major supplier of precise time and frequency technologies, today reported financial results for its second quarter of fiscal 2010 ended December 27, 2009.

Net revenue from continuing operations for the second quarter of fiscal 2010 was $56.9 million, up 19% compared to the $47.6 million reported for the second quarter of fiscal 2009. Symmetricom reported net earnings from continuing operations of $1.9 million, or $0.04 per share, for the second quarter of fiscal 2010, compared to net earnings of $1.2 million, or $0.02 per share, in the second quarter of fiscal 2009.

Non-GAAP net earnings from continuing operations in the second quarter of fiscal 2010 was $4.3 million, or $0.10 per share, compared with $2.8 million, or $0.06 per share, in the same period of the prior year.

In the second quarter of fiscal 2010, Symmetricom committed to a plan to sell its video Quality of Experience business, and is currently engaged in negotiations toward an expected sale transaction. Accordingly, the assets and related liabilities for this business have been classified as held for sale and the results of operations have been reflected as a discontinued operation.

Cash, cash equivalents and short-term investments totaled $120.8 million as of December 27, 2009, an increase of $1.7 million from the $119.1 million reported as of September 27, 2009. Net cash provided by operating activities in the second quarter was $5.7 million and property, plant and equipment purchases were approximately $3.1 million, resulting in free cash flow of $2.6 million.

Symmetricom Reports Second Quarter Fiscal Year 2010 Financial Results

February 3, 2010

“I am pleased with our results for the second quarter as our revenues, earnings and cash flow were all up from the prior year period,” said Dave Côté, Chief Executive Officer of Symmetricom. “We benefited from business strength across a wide spectrum of products, markets, and geographies led by improved carrier spending on next-generation networks. We continue to see acceleration of Ethernet backhaul deployments using our new IEEE 1588 precise packet timing products and our government business remained robust. Based on solid first half results and the strength we’ve seen in our services and OEM businesses, we are raising our full year revenue guidance to a range of $220 million to $235 million from the former range of $210 million to $230 million.”

Business Highlights

Revenue in our Communications business in the second quarter was $35.2 million compared to $26.7 million reported in the same period of last year. The 32% year-over-year growth was driven by increases in sales of sync equipment, continuing deployment of our WiMAX solutions, and growth in installation services revenues.

Revenue in our Timing, Test & Measurement business in the second quarter was $21.6 million compared to $21.0 million reported in the same period of last year. Revenues in TT&M improved due to strong sales of cesium atomic clocks for government applications.

Third Quarter and Fiscal 2010 Guidance

Symmetricom’s guidance for fiscal 2010 is as follows:

•	Net revenue is expected to be in the range of $220 million to $235 million

•	GAAP earnings per share is expected to be in the range of $0.13 to $0.22

•	Non-GAAP earnings per share is expected to be in the range of $0.38 to $0.45

For the third quarter of fiscal 2010, Symmetricom guidance is as follows:

•	Net revenue is expected to be in the range of $55 million to $62 million

•	GAAP earnings per share is expected to be in the range of $0.02 to $0.08

•	Non-GAAP earnings per share is expected to be in the range of $0.09 to $0.14

A reconciliation of GAAP and non-GAAP guidance is provided at the end of this press release.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, at 1:30 p.m. Pacific Time. Investors are invited to join the conference call by dialing +1-415-228-5002 and referencing “Symmetricom.” A live webcast will also be available on the investor relations section of the company’s website at www.symmetricom.com. An audio replay will be available for one week and can be accessed by dialing +1-203-369-2014 and referencing the passcode 5220.

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Symmetricom Reports Second Quarter Fiscal Year 2010 Financial Results

February 3, 2010

About Symmetricom, Inc.

As a major supplier of precise time and frequency products and services, Symmetricom provides “Perfect Timing” to customers around the world. Since 1985, the Company’s solutions have helped define the world’s time and frequency standards, delivering precision, reliability and efficiency to wireline and wireless networks, instrumentation and testing applications and network time management. Deployed in more than 90 countries, the Company’s synchronization solutions include primary reference sources, building integrated timing supplies (BITS), GPS timing receivers, time and frequency distribution systems, network time servers and ruggedized oscillators. Symmetricom also incorporates technologies including Universal Timing Interface (UTI), Network Time Protocol (NTP), IEEE 1588 (Precision Time Protocol), and others supporting the world’s migration to Next Generation Networks (NGN). Symmetricom is based in San Jose, California, with offices worldwide. For more information, visit http://www.symmetricom.com.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the reconciliation of GAAP to Non-GAAP results, Symmetricom excludes certain items related to non-cash equity-based compensation, amortization of acquired intangibles, restructuring charges, impairment of goodwill and other intangibles, gains and losses on investments and repayment of convertible notes, non-cash interest expense charges, and other unusual or infrequent items. The income tax effect after these Non-GAAP adjustments is determined based upon Symmetricom’s estimate of its annual Non-GAAP effective tax rate excluding these Non-GAAP adjustments. Symmetricom believes that excluding such items provides investors, analysts and management with a representation of the Company’s core operating performance and with information useful in assessing Symmetricom’s prospects for the future and underlying trends in operating performance. Management uses such Non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the financial schedules portion of this press release.

Free cash flow is defined as net cash provided by operating activities minus purchases of property, plant and equipment. Symmetricom believes this metric provides useful information to our investors, analysts, and management about the level of cash generated by normal business operations, including the use of cash for the purchase of property, plant and equipment. Management also views it as a measure of cash available to pay debt and return cash to stockholders. Free cash flow is not a GAAP financial measure and should not be considered superior to or a substitute for operating cash flow or other cash flow data prepared in accordance with GAAP.

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Symmetricom Reports Second Quarter Fiscal Year 2010 Financial Results

February 3, 2010

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning second quarter and fiscal 2010 guidance and our prospects for longer term growth expectations of operating performance in fiscal 2010, the expected sale of the QoE business, as well as the information regarding the usefulness of the non-GAAP financial information. The statements in this press release are made as of the date of this press release, even if subsequently made available by Symmetricom on its website or otherwise. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: reduced rates of demand for telecommunication products, cable products or test and measurement products, our customers’ ability and need to upgrade existing equipment, our ability to maintain or reduce manufacturing and operating costs, timing of orders, cancellation or delay of customer orders, loss of customers, customer acceptance of new products, recessionary pressures, risks associated with negotiating and consummating a divestiture, geopolitical risks such as terrorist acts and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended June 28, 2009 and subsequent Form 10-Q’s and 8-K’s.

SYMM-F

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Symmetricom Reports Second Quarter Fiscal Year 2010 Financial Results

February 3, 2010

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Six months ended
	December 27, 2009	September 27, 2009	December 28, 2008 (1)	December 27, 2009	December 28, 2008 (1)
Net revenue	$56,862	$52,268	$47,646	$109,130	$103,318
Cost of sales:
Cost of products and services	30,884	29,537	24,835	60,421	51,321
Amortization of purchased technology	368	368	369	736	737
Restructuring charges	931	862	—	1,793	—

Total cost of sales	32,183	30,767	25,204	62,950	52,058

Gross profit	24,679	21,501	22,442	46,180	51,260
Gross margin	43.4%	41.1%	47.1%	42.3%	49.6%
Operating expenses:
Research and development	6,113	5,714	5,830	11,827	11,897
Selling, general and administrative	14,259	13,539	12,836	27,798	28,094
Amortization of intangible assets	62	95	103	157	206
Restructuring charges	535	476	252	1,011	837

Total operating expenses	20,969	19,824	19,021	40,793	41,034

Operating income	3,710	1,677	3,421	5,387	10,226
Loss on repayment of convertible notes, net	—	—	—	—	(5,623)
Loss on short-term investments, net	—	—	(895)	—	(1,368)
Interest income	505	461	491	966	1,259
Interest expense	(1,270)	(1,274)	(1,205)	(2,544)	(2,859)

Earnings from continuing operations before income taxes	2,945	864	1,812	3,809	1,635
Income tax provision	1,055	315	658	1,370	699

Net earnings from continuing operations	1,890	549	1,154	2,439	936
Loss from discontinued operations, net of tax	(391)	(375)	(112)	(766)	(1,070)

Net income (loss)	$1,499	$174	$1,042	$1,673	$(134)

Earnings (loss) per share - basic:
Income from continuing operations	$0.04	$0.01	$0.02	$0.06	$0.02
Loss from discontinued operations	(0.01)	(0.01)	—	(0.02)	(0.02)

Net earnings	$0.03	$—	$0.02	$0.04	$—

Weighted average shares outstanding - basic	43,313	43,177	43,684	43,245	43,824

Earnings (loss) per share - diluted:
Income from continuing operations	$0.04	$0.01	$0.02	$0.06	$0.02
Loss from discontinued operations	(0.01)	(0.01)	—	(0.02)	(0.02)

Net earnings	$0.03	$—	$0.02	$0.04	$—

Weighted average shares outstanding - diluted	43,708	43,815	44,139	43,771	43,824

(1)	Adjusted for the retrospective adoption of recently issued authoritative guidance on accounting for our contingent convertible subordinated notes

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Symmetricom Reports Second Quarter Fiscal Year 2010 Financial Results

February 3, 2010

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	December 27, 2009	June 28, 2009 (1)
ASSETS
Current assets:
Cash and cash equivalents	$42,076	$72,064
Short-term investments	78,718	40,737
Accounts receivable, net	37,305	42,389
Inventories, net	38,242	38,566
Prepaids and other current assets	15,731	16,143
Assets held for sale	613	—

Total current assets	212,685	209,899
Property, plant and equipment, net	22,707	20,749
Intangible assets, net	4,414	5,308
Deferred taxes and other assets	35,988	36,431

Total assets	$275,794	$272,387

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,521	$8,116
Accrued compensation	15,927	19,093
Accrued warranty	3,648	3,737
Other accrued liabilities	12,482	9,810
Liabilities held for sale	439	—

Total current liabilities	40,017	40,756
Long-term obligations	53,169	51,769
Deferred income taxes	334	334

Total liabilities	93,520	92,859
Stockholders’ equity:
Common stock	201,479	200,152
Accumulated other comprehensive income (loss)	(110)	144
Accumulated deficit	(19,095)	(20,768)

Total stockholders’ equity	182,274	179,528

Total liabilities and stockholders’ equity	$275,794	$272,387

(1)	Adjusted for the retrospective adoption of recently issued authoritative guidance on accounting for our contingent convertible subordinated notes

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Symmetricom Reports Second Quarter Fiscal Year 2010 Financial Results

February 3, 2010

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Six months ended
	December 27, 2009	September 27, 2009	December 28, 2008 (1)	December 27, 2009	December 28, 2008 (1)
Reconciliation from GAAP to Non-GAAP
GAAP net earnings from continuing operations	$1,890	$549	$1,154	$2,439	$936

Add Non-GAAP adjustments:
Equity-based compensation expense:
Cost of products and services	262	210	90	472	295
Research and development	228	200	125	428	454
Selling, general and administrative	700	194	199	894	671

Total equity-based compensation expense	1,190	604	414	1,794	1,420

Amortization of intangible assets:
Cost of products and services	368	368	369	736	737
Operating expenses	62	95	103	157	206

Total amortization of intangible assets	430	463	472	893	943

Restructuring charges	1,466	1,338	252	2,804	837
Loss on repayment of convertible notes, net	—	—	—	—	5,623
Loss on short-term investments, net	—	—	895	—	1,368
Non-cash interest expense on convertible notes	765	768	686	1,533	1,608
Income tax effect of Non-GAAP adjustments	(1,413)	(1,117)	(1,033)	(2,530)	(4,552)

Non-GAAP net earnings from continuing operations	$4,328	$2,605	$2,840	$6,933	$8,183

Earnings from continuing operations per share-diluted:
GAAP income from continuing operations	$0.04	$0.01	$0.02	$0.06	$0.02

Non-GAAP income from continuing operations	$0.10	$0.06	$0.06	$0.16	$0.18

Shares used in diluted shares calculation	43,708	43,815	44,139	43,771	44,379

(1)	Adjusted for the retrospective adoption of recently issued authoritative guidance on accounting for our contingent convertible subordinated notes

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Symmetricom Reports Second Quarter Fiscal Year 2010 Financial Results

February 3, 2010

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Six months ended
	December 27, 2009	September 27, 2009	December 28, 2008 (1)	December 27, 2009	December 28, 2008
Reconciliation from GAAP to Non-GAAP Gross Margin:
GAAP Revenue	$56,862	$52,268	$47,646	$109,130	$103,318

GAAP Gross profit	$24,679	$21,501	$22,442	$46,180	$51,260
GAAP Gross margin	43.4%	41.1%	47.1%	42.3%	49.6%

Add Non-GAAP adjustments:
Equity-based compensation expense	262	210	90	472	295
Amortization of intangible assets	368	368	369	736	737
Restructuring charges	931	862	—	1,793	—

Non-GAAP Gross profit	$26,240	$22,941	$22,901	$49,181	$52,292

Non-GAAP Gross margin	46.1%	43.9%	48.1%	45.1%	50.6%

Reconciliation from GAAP to Non-GAAP Operating Expense:
GAAP Revenue	$56,862	$52,268	$47,646	$109,130	$103,318

GAAP Operating expenses	$20,969	$19,824	$19,021	$40,793	$41,034
Operating expense % to revenue	36.9%	37.9%	39.9%	37.4%	39.7%

Add Non-GAAP adjustments:
Equity-based compensation expense	928	394	324	1,322	1,125
Amortization of intangible assets	62	95	103	157	206
Restructuring charges	535	476	252	1,011	837

Non-GAAP operating expenses	$19,444	$18,859	$18,342	$38,303	$38,866

Non-GAAP operating expenses % to revenue	34.2%	36.1%	38.5%	35.1%	37.6%

(1)	Adjusted for the retrospective adoption of recently issued authoritative guidance on accounting for our contingent convertible subordinated notes

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Symmetricom Reports Second Quarter Fiscal Year 2010 Financial Results

February 3, 2010

SYMMETRICOM, INC.

RECONCILIATION OF FORWARD-LOOKING GUIDANCE FOR NON-GAAP FINANCIAL MEASURES

TO PROJECTED GAAP REVENUE AND EPS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ending March 28, 2010
	Revenue		Earnings Per Share from Continuing Operations
	From	To	From	To
GAAP Guidance	$55,000	$62,000	$0.02	$0.08

Estimated Non-GAAP Adjustments
Equity-based compensation expense			0.03	0.02
Amortization of intangible assets			0.01	0.01
Restructuring charges			0.04	0.04
Non-cash interest expense on convertible notes			0.02	0.02
Income tax effect of non-GAAP adjustments			(0.03)	(0.03)

Total Non-GAAP Adjustments			0.07	0.06

Non-GAAP Guidance	$55,000	$62,000	$0.09	$0.14

	Twelve Months Ending June 27, 2010
	Revenue		Earnings Per Share from Continuing Operations
	From	To	From	To
GAAP Guidance	$220,000	$235,000	$0.13	$0.22

Estimated Non-GAAP Adjustments
Equity-based compensation expense			0.11	0.10
Amortization of intangible assets			0.04	0.04
Restructuring charges			0.16	0.15
Non-cash interest expense on convertible notes			0.07	0.07
Income tax effect of non-GAAP adjustments			(0.13)	(0.13)

Total Non-GAAP Adjustments			0.25	0.23

Non-GAAP Guidance	$220,000	$235,000	$0.38	$0.45

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